UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 29, 2006
             (Date of earliest event reported): (September 29, 2006)

                      Revlon Consumer Products Corporation
                      ------------------------------------
             (Exact name of Registrant as specified in its Charter)

           Delaware                       33-59650             13-3662953
--------------------------------------------------------------------------------
(State or other jurisdiction of         (Commission         (I.R.S. Employer
        incorporation)                  File Number)       Identification No.)

               237 Park Avenue                             10017
             New York, New York
--------------------------------------------------------------------------------
  (Address of principal executive offices)               (Zip code)

                                 (212) 527-4000
                                 --------------
              (Registrant's telephone number, including area code)

                                      None
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 29, 2006, Revlon, Inc. ("Revlon" and together with Revlon Consumer Products Corporation ("RCPC"), Revlon's wholly owned operating subsidiary, the "Company"), announced that RCPC entered into the third amendment (the "Credit Agreement Amendment") to its Credit Agreement, dated as of July 9, 2004, among RCPC, certain of its subsidiaries as local borrowing subsidiaries, a syndicate of lenders, and Citicorp USA, Inc., as multi-currency administrative agent, term loan administrative agent and collateral agent.

The Credit Agreement Amendment enables RCPC to add back to the Credit Agreement's definition of EBITDA up to $75 million of restructuring charges, asset impairment charges, inventory write offs, returns costs and related charges in connection with the previously-announced discontinuance of the Company's Vital Radiance brand and recent senior management changes and organizational streamlining, which actions are described in the Company's Current Reports on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on September 19, 2006 and September 25, 2006.

A copy of the Credit Agreement Amendment is attached hereto as Exhibit 4.1, and its terms are incorporated by reference herein. The Credit Agreement, as amended (which is referred to in this Form 8-K as the "Credit Agreement"), is filed as
Exhibit 4.34 to RCPC's Current Report on Form 8-K filed with the SEC on July 13, 2004. Amendment No. 1 to the Credit Agreement, dated as of February 15, 2006, is filed as Exhibit 10.2 to RCPC's Current Report on Form 8-K filed with the SEC on February 17, 2006, and Amendment No. 2, dated as of July 28, 2006, is filed as
Exhibit 4.1 to RCPC's Current Report on Form 8-K filed with the SEC on July 28, 2006.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

     Exhibit No.    Description
     -----------    -----------

         4.1        Amendment No. 3 to Credit Agreement, dated as of
                    September 29, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         REVLON CONSUMER PRODUCTS CORPORATION

                                         By: /s/ Robert K. Kretzman
                                             ----------------------
                                         Robert K. Kretzman
                                         Executive Vice President, Chief Legal
                                         Officer, General Counsel and Secretary


Date: September 29, 2006

EXHIBIT INDEX


     Exhibit No.    Description
     -----------    -----------

         4.1        Amendment No. 3 to Credit Agreement, dated as of
                    September 29, 2006.